IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Value Line Aggressive Income Trust
7 Times Square, 21st Floor
New York, New York 10036-6524
(212) 907-1900

October 5, 2012

Dear Shareholder:

I am writing to inform you about certain important changes affecting the Value Line Aggressive Income Trust (“your Fund”).  Your Fund’s investment adviser, EULAV Asset Management (the “Adviser”), in conjunction with your Fund’s Board of Trustees (the “Board”) periodically evaluates the family of Value Line Funds.  As a result, the Adviser recommended and your Fund’s Board approved changing your Fund’s investment strategy so that it will be managed as a core bond fund investing primarily in investment grade fixed income securities that are denominated in U.S. dollars.  Consistent with the new policy, your Fund will change its name to “Value Line Core Bond Fund.”  Notwithstanding these changes, your Fund’s primary investment objective does not change, and will continue to be to maximize current income, with capital appreciation as a secondary objective pursued only when consistent with the primary objective.  Further, there are no changes in your Fund’s Adviser, the fee terms or the manner in which you may buy, exchange and redeem fund shares.

Please see the attached supplement to your Fund’s summary prospectus describing how your Fund will be managed and related risks after the changes become effective, which is anticipated to be on or about December 10, 2012.  Please read the supplement closely for important details.

No action on your part is necessary to effect these changes.

Before changing your Fund’s investment strategy, your Fund’s Board considered alternatives such as maintaining the status quo or liquidating the Fund.  The Adviser and the Board believe these changes to your Fund’s investment strategy offer the greatest potential benefit to you and our fellow Fund shareholders, relative to the other alternatives.

We thank you for your time and for your continuing investment in the Value Line Funds.  To learn more about the other Value Line Funds available to you, please visit www.vlfunds.com.

Very truly yours,

Mitchell E. Appel
Value Line Funds, President

Value Line Aggressive Income Trust

Supplement dated October 5, 2012 to
Summary Prospectus dated June 1, 2012

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus.

        Effective December 10, 2012, the following changes are made to the Fund’s summary prospectus:

1.	The Fund’s name will be Value Line Core Bond Fund. All references to the Fund’s current name will change to the Fund’s new name.

2.	The following text will replace all the text on page 2 under the caption “Principal investment strategies of the Fund”:

The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.  Sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, may be held by the Fund, provided the investments are U.S. dollar-denominated.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities (“80% Policy”).  The Fund’s 80% Policy may be changed without shareholder approval.  However, shareholders will be given notice at least 60 days prior to any such change.

The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations.  The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government.  The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities.  The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Adviser invests at least 80% of the Fund’s assets in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).  Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality.

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.

In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

3.	The following text will replace all the text on page 3 under the caption “Principal risks of investing in the Fund”:

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment.  Therefore, before you invest in this Fund you should carefully evaluate the risks.  The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.  The other principal risks of investing in the Fund are:

●
Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities.  Debt securities (excluding inflation-indexed securities) are also more likely to experience long-term erosion in purchasing power than most types of equity securities, and such erosion may exceed any return received by the Fund with respect to a debt security.

●
Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

●
Below Investment Grade Credit. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities usually fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

●
Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate  risk and prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.

●
Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

●
Active Management.  Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

●
Not a Complete Investment Program.  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is not recommended for investors whose principal objective is long-term growth.  For a more complete discussion of risk, please see the Fund’s prospectus

4.	The following row is added to the table on page 5 titled “Average annual total returns for periods ended December 31, 2011”:

	1 year	5 years	10 years
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

*The Barclays Capital U.S. Aggregate Bond Index replaced the Barclays Capital U.S. Corporate High-Yield Bond Index as the Fund’s primary benchmark as of December 10, 2012 to reflect certain changes to the Fund’s investment strategy.

5.	The following text will replace the similar text on page 6 under the caption “Management”:

Portfolio Manager.  Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio.  Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been the Fund’s portfolio manager since December 2012.

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS
FOR FUTURE REFERENCE

Value Line Aggressive Income Trust

Supplement dated October 5, 2012 to
Prospectus dated June 1, 2012

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

Effective December 10, 2012, the following changes are made to the Fund’s prospectus:

1.	The Fund’s name will be Value Line Core Bond Fund. All references to the Fund’s current name will change to the Fund’s new name.

2.	The following text will replace all the text on page 2 under the caption "Principal investment strategies of the Fund":

The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.  Sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, may be held by the Fund, provided the investments are U.S. dollar-denominated.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities (“80% Policy”).  The Fund’s 80% Policy may be changed without shareholder approval.  However, shareholders will be given notice at least 60 days prior to any such change.

The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations.  The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government.  The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities.  The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Adviser invests at least 80% of the Fund’s assets in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).  Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality.

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.

In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

3.	The following text will replace all the text on page 3 under the caption "Principal risks of investing in the Fund":

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment.  Therefore, before you invest in this Fund you should carefully evaluate the risks.  The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.  The other principal risks of investing in the Fund are:

●
Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. Generally, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities.  Debt securities (excluding inflation-indexed securities) are also more likely to experience long-term erosion in purchasing power than most types of equity securities, and such erosion may exceed any return received by the Fund with respect to a debt security.

●
Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.

●
Below Investment Grade Credit. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness. The market prices of these debt securities usually fluctuate more than the market prices of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

●
Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk and prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.

●
Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

●
Active Management.  Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

●
Not a Complete Investment Program.  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is not recommended for investors whose principal objective is long-term growth.  For a more complete discussion of risk, please turn to page 9.

4.	The following row is added to the table on page 5 titled “Average annual total returns for periods ended December 31, 2011”:

	1 year	5 years	10 years
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

*The Barclays Capital U.S. Aggregate Bond Index replaced the Barclays Capital U.S. Corporate High-Yield Bond Index as the Fund’s primary benchmark as of December 10, 2012 to reflect certain changes to the Fund’s investment strategy.

5.	The following text will replace the similar text on page 6 under the caption “Management”:

Portfolio Manager.  Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio.  Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been the Fund’s portfolio manager since December 2012.

6.	The following text will replace all the text on page 7 under the caption “Principal investment strategies”:

The Fund invests primarily in a diversified portfolio of primarily investment grade, fixed income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed income securities.  Sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, may be held by the Fund, provided the investments are U.S. dollar-denominated.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities.  The Fund’s 80% Policy may be changed without shareholder approval.  However, shareholders will be given notice at least 60 days prior to any such change.
The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations.  The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government.  The Fund may also invest in debt securities issued by state and local municipalities.  The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.

The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities.  The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.

The Adviser invests at least 80% of the Fund’s assets in debt securities that are investment grade at the time of purchase, but may invest up to 20% of the Fund’s assets in debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).  Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality. The Adviser may consider the security’s rating as assigned by The Value Line Investment Survey.  The Standard and Small and Mid-Cap Editions of The Value Line Investment Survey rate approximately 3,500 companies. These ratings range from A++ to C and are divided into nine categories.  Companies that have the best financial strength (relative to the other companies followed in The Value Line Investment Survey) are given an “A++” rating, indicating an ability to weather hard times better than the vast majority of other companies.  Those that don’t quite merit the top rating are given an “A+” grade, and so on.  Those rated “C+” are well below average, and “C” is reserved for companies with very serious financial problems.  The Fund’s Statement of Additional Information provides further information on securities ratings.

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity.  The Fund may purchase debt securities that pay fixed, variable, inflation-indexed, or other rates of return, including zero coupon and original issue discount bonds.

The Fund may invest in foreign securities, including depository receipts; governmental or supranational debt obligations; and corporate loans and debt securities that are made to, or issued by, foreign companies, U.S. subsidiaries of non-U.S. companies, or U.S. companies with significant foreign operations.

The securities purchased by the Fund may include preferred stocks and “convertible securities”—that is, bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stock.  The Fund’s portfolio may also include warrants or common shares when consistent with the Fund’s primary objective or acquired as part of a unit combining fixed-income and equity securities.

The Fund may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933.  Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers.

In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.

7.	The following text will replace all the text on page 9 under the caption “Principal risks of investing in the Fund”:

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment.  Therefore, before you invest in this Fund you should carefully evaluate the risks.  The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.  The other principal risks of investing in the Fund are:

●
Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline.  This occurs because new debt securities are likely to be issued with higher yields as interest rates rise, making the old or outstanding debt securities less attractive.  Rising interest rates may also cause the Fund’s income from certain asset-backed and high yield debt securities to fall because the rate of default and delayed payment on underlying obligations generally increases as underlying borrowers must pay higher interest rates.  When interest rates fall, the prices of debt securities usually increase.  However, the Fund’s income eventually tends to decline because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return.  Generally, the market price of debt securities with longer maturities or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

●
Inflation Risk.  The price of the Fund’s debt securities (excluding inflation-indexed securities) generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund.  Debt securities (excluding inflation-indexed securities) are more likely to experience long-term erosion in purchasing power than most types of equity securities, and such erosion may exceed any return received by the Fund with respect to a debt security.  Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.

●
Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. The perceived credit risk of an investment also influences its price, and the price of the Fund’s debt securities may fall if they are inaccurately perceived by the market to present a different amount of credit risk than they actually do.  Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities than for U.S. Government debt securities.  Credit risk is also generally greater where less information is publically available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative.

●
Below Investment Grade Credit or High Yield Securities. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The income on and market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty.  High yield debt instruments are more vulnerable to changes in interest rates and inflation, in part because leveraged or overextended issuers and investments are more sensitive to adverse changes.  Below investment grade securities also tend to be less liquid than higher-quality securities.  Many are not registered for sale under the Securities Act of 1933 and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected.  As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or the Fund.

●
Mortgage-Backed/Asset-Backed Securities. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate  risk and prepayment risk. Many mortgage-backed securities and asset-backed securities may be prepaid prior to maturity. During periods of falling interest rates, prepayments may accelerate, which would require an investing Fund to reinvest the proceeds at a lower interest rate.  When interest rates rise, the term of a mortgage-backed or asset-backed security is at greater risk of extension because rates of prepayments fall and delayed payments and defaults rise.  Extending the maturity of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment and increases sensitivity to interest rate changes in any environment.  The Fund’s investments in mortgage-backed and asset-backed securities may cause the Fund’s indirect exposure to a given industry or group of industries to exceed the limit on concentration set forth in the Fund’s investment restrictions.  This is because the Fund does not count mortgage-backed or asset-backed securities as an investment in any particular industry or group of industries for purposes of the Fund’s industry concentration restrictions. The market for some mortgage-backed or asset-backed securities may be, or rapidly become, illiquid, and certain of these securities are at greater risk of being valued incorrectly by the market or the Fund.

●
Government Securities.  The Fund may lose money when investing in debt securities which are issued or guaranteed by U.S. government or its agencies or instrumentalities.  Some securities (like the mortgage certificates issued by the Government National Mortgage Association) are backed by the full faith and credit of the U.S. government.  Other securities (like the mortgage certificates issued by the Federal National Mortgage Association) are backed by the credit of the respective government agency or sponsored enterprise and are not guaranteed by the U.S. government.  While the U.S. government provided financial support to certain government sponsored enterprises in 2008, there can be no assurance it will do so in the future.

●
Foreign Investments. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests.  Other risks associated with foreign financial markets and legal institutions include unfavorable trading, settlement or custodial practices, less government supervision, less publicly available information, less stringent investor protection standards, limited legal redress for violations of law, and more limited trading markets.  These risks tend to be magnified in emerging markets (as compared to the U.S. market or developed foreign markets).

●
Active Management.  Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.  The Fund and, therefore, the shareholders accrue additional expenses with more active management strategies (as compared to strategies like indexing).

●
Not a Complete Investment Program.  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Please see the Statement of Additional Information for a further discussion of risks.  Information on the Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the Statement of Additional Information.

8.	The following text will replace the similar text on page 11 under the caption “Portfolio management”:

Portfolio Manager.  Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio.  Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been the Fund’s portfolio manager since December 2012.  There is additional information in the Statement of Additional Information about Ms. Rosenberg’s compensation, other accounts she manages and her ownership of Fund shares.

* * * * *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

Value Line Aggressive Income Trust

Supplement dated October 5, 2012 to
Statement of Additional Information dated June 1, 2012

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information.

 Effective December 10, 2012, the following changes are made to the Fund’s Statement of Additional Information:

1.	The Fund’s name will be Value Line Core Bond Fund. All references to the Fund’s current name will change to the Fund’s new name.

2.	The following text will be added on page B-2 under the caption “DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.”

U.S. Government Securities.  Government securities include U.S. government securities and municipal securities.  U.S. government securities include obligations of the U.S. federal government and its agencies, instrumentalities and sponsored enterprises.  Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association; or (iii) only the credit of the issuer.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Municipal securities are issued by U.S. state governments, and their political subdivisions (such as cities, towns, and counties), agencies, authorities and instrumentalities.  They may also be issued by the District of Columbia and U.S. territories and possessions.  Municipal securities are typically issued to raise money for a variety of public or private purposes, including financing local government, specific projects or public facilities.  Municipal securities may be classified as general obligations or revenue obligations.  General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue obligations are obligations payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.  As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund.  Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.  The value of municipal securities will be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities.

Corporate Debt Obligations.  Corporate debt obligations include, among others, commercial paper, bills, debentures, and bonds.  Like debt securities generally, corporate debt obligations represent a loan of money to the issuer by the purchaser of the security, which loan must be repaid with interest over a specified time period.  A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities.  Corporate debt securities differ in the length of the issuer’s principal re-payment schedule, with bonds generally carrying the longest repayment schedule and commercial paper the shortest.

●
Commercial paper is an unsecured, short-term loan by a corporation, typically for financing accounts receivable and inventory with maturities of up to 270 days.  The Fund may invest in U.S. or foreign commercial paper.  Investments in commercial paper are generally limited to obligations rated Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P or, if unrated, issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P.

●	Bills are short-term debt instruments, usually with a maturity of two years or less.

●	Debentures are unsecured debt securities backed only by the creditworthiness of the borrower, not by collateral.

●	Bonds are debt securities in which investors loan money to an entity that borrows for a defined period of time at a specified interest rate.

Mortgage-Backed Securities.  Mortgage-backed securities, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans.  The underlying mortgages are generally originated by mortgage bankers, commercial banks, savings and loan associations, savings banks, and credit unions for the purpose of financing purchases of homes, commercial buildings or other real estate.  Individual mortgage loans are packaged or “pooled” together for sale to investors by an issuer.  A guarantee or other form of credit support may be attached to a mortgage-backed security to protect against default on obligations such as repayment of principal and payments of interest.  Mortgage-backed securities may be issued, guaranteed or otherwise sponsored by private parties, the U.S. government or U.S. government agencies or sponsored enterprises.  As the underlying mortgage loans are paid off, investors in mortgage-backed securities receive principal and interest payments which “pass-through” when received from individual borrowers, net of any fees owed to the administrator, guarantor or other service providers.  The individual mortgage loans underlying the mortgage-backed securities may have fixed or adjustable interest rates.

An adjustable interest rate may be passed-through or otherwise offered on certain adjustable rate mortgage-backed securities (“ARMS”). Some mortgage-backed securities known as collateralized mortgage obligations (“CMOs”) are divided into multiple classes.  Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to other classes.  Other mortgage-backed securities such as real estate mortgage investment conduits (“REMICs”) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages.  A CMO or REMIC may designate the most junior of the securities it issues as a “residual” which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full.  Some mortgage-backed securities referred to as stripped mortgage-backed securities (“SMBS”) are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments or principal or interest (but not both).  Other mortgage-backed securities referred to as net interest margin (“NIM”) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full.

Mortgage-backed securities are subject to all the general risks associated with an investment in debt securities.  The market price of mortgage-backed securities, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline.  The potential for a party to default on its obligations as issuer, guarantor or sponsor of a mortgage-backed security exposes the investor to the credit risk of such parties in addition to the credit risk of the borrowers on underlying mortgages.  Systemic problems in the credit markets and widespread economic downturns will reduce the value and/or liquidity of mortgage-backed securities, as with most debt securities.  The complexity and/or illiquidity of certain mortgage-backed securities will result in greater risk of mispricing by the market or the Adviser.

Because the Fund does not count mortgage-backed securities as an investment in any particular industry, the Fund may experience greater exposure to a given industry than it would if counted when calculating industry concentration restrictions.  Greater exposure to an industry will result in greater volatility of the Fund’s share price and returns.  Because mortgage-backed securities are pass-through securities, they typically provide investors with monthly payments consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer and guarantor of such securities and any applicable loan servicing fees).  The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and the Fund may only be able to reinvest the payments and any unscheduled prepayments of principal it receives at a rate of interest that is lower than the rate on the existing mortgage-backed securities.  For this reason, pass-through mortgage-backed securities will have less potential for capital appreciation as interest rates decline and will be less effective than other types of U.S. government or other debt securities as a means of “locking in” long-term interest rates.  Conversely, an unexpected rise in interest rates could extend the average life of a mortgage-backed security because of lower than expected amounts of prepayments or higher than expected amounts of late payments or defaults.  In general, fixed-rate mortgage-backed securities have greater exposure to prepayment risk and variable rate mortgage-backed securities have greater exposure to extension risk.

Asset-Backed Securities.  Asset-backed securities represent interests in a pool of loans, leases or other receivables.  Assets underlying asset-backed securities may include receivables on home equity loans, credit card loans, and automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans, and leases.  The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuer of the asset-backed security is insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities.  Credit support for asset-backed securities is intended to lessen the effect of failures by obligors (such as individual borrowers or leasers) on the underlying assets to make payments.  Where credit support is provided by a third party, the Fund will be exposed to the credit risk of that third party in addition to the credit risk of the issuer or sponsor of the asset-backed security and the underlying obligors.

Asset-backed securities are subject to prepayment risk due to built-in triggers for payout upon events such as a significant rise in defaults on the underlying loans, a sharp drop in the credit enhancement level or the bankruptcy of the issuer or sponsor.  Once the early payout trigger is tripped, all incoming loan payments are used to pay investors as quickly as possible, and the Fund may be forced to re-invest the proceeds in less attractive securities.  Prepayment risk also arises when the underlying obligations may be satisfied or “prepaid” before due at the option of the borrower.  Certain asset-backed securities backed by automobile receivables may be affected by such early prepayment of principal on the underlying vehicle sales contract.

The income received by the Fund on an asset-backed security generally fluctuates more than the income on fixed income securities.  This is because asset-backed securities are usually structured as pass-through or pay-through securities (similar to mortgage-backed securities and collateralized mortgage obligations, respectively), and payments on underlying assets may be affected by various economic and other factors that shape the market for those underlying assets.   Asset-backed securities also have risks that stem from the characteristics of the underlying assets.  For example, the issuer of securities backed by automobile receivables may be prevented from realizing the full amount due on an automobile sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles or depreciation, damage or loss of a vehicle.  Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance.  The absence of, or difficulty enforcing, such security interests in the underlying assets may result in additional expenses, delays and losses to the Fund.

Foreign Securities.  The Fund may invest in corporate loans and corporate debt securities that are made to, or issued by, foreign borrowers or U.S. subsidiaries of non-U.S. borrowers. The Fund may also invest in corporate loans to, and corporate debt securities issued by, U.S. borrowers that have significant non-U.S. dollar-denominated revenues.  In addition to corporate foreign debt securities, the Fund may invest in sovereign debt, or securities issued or secured by non-U.S. governments, as well as securities issued by supranational agencies, provided the investments are U.S. dollar-denominated.  There are substantial risks associated with investing in non-U.S. governments, supranational agencies, and companies located in, or having substantial operations in, foreign nations.  The value of foreign securities, like U.S. securities, is affected by general economic conditions and individual company and industry earnings prospects.  However, there may be less publicly available information about foreign issuers comparable to the reports and ratings published about issuers in the U.S.  Although the Adviser generally evaluates the creditworthiness of non-U.S. borrowers using the same analysis that it uses for U.S. borrowers, credit risk may be more difficult to analyze for non-U.S. borrowers because less information is available to the Adviser.  Foreign issuers generally are not subject to uniform accounting or financial reporting standards.  Auditing practices and requirements may not be comparable to those applicable to U.S. issuers.  Certain countries’ legal institutions and financial markets and services are less developed than those in the U.S. or other major economies.  Pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts may be much more difficult than with respect to U.S. issuers in U.S. courts.  The Fund may encounter confiscatory or punitive taxation as well as withholding or other foreign taxes on income or other amounts.  There is the possibility that foreign investments will be adversely affected by cessation of trading on foreign exchanges, expropriation, nationalization of assets, foreign exchange controls (including suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments.  The risks of investing in developing markets are similar to, but often greater than, the risks of investing in foreign securities generally.

3.	The section labeled “U.S. Government Securities” on page B-6 is deleted and the following text will be added after the section labeled “Preferred Shares.”

Temporary Defensive Investments. Under unusual market, political or economic conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, highly rated commercial paper or other fixed-income securities deemed by the Adviser to be consistent with a defensive posture, or may hold its assets in cash.  The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

4.	The following text will replace all the text beginning on page B-19 under the caption “Portfolio Manager”:

Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio.

Compensation.  Each portfolio manager employed by the Adviser receives a fixed base salary.  In addition, a manager may receive an annual bonus in the Adviser’s discretion.  Salary and bonus are paid in cash.  Base salary is normally reevaluated on an annual basis.  Any bonus is completely discretionary and may be in excess of a manager’s base salary.  The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation.  The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser.  However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus.  There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed.  Ms. Rosenberg is primarily or jointly responsible for the day-to-day management of three Value Line Funds with combined total assets at September 30, 2012 of approximately $430 million.

Material Conflicts of Interest.  The Adviser’s portfolio managers typically manage more than one account.  Portfolio managers make investment decisions for each account based on the investment objectives and policies of each account.  If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account.  In addition, a portfolio manager may purchase or sell securities for one account and not another account.  Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.  The Adviser currently does not have any private accounts.

Ownership of Securities.  Ms. Rosenberg does not own any shares of the Fund.

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